                                                                   EXHIBIT 10.10
                         TELEVISION EMPLOYMENT AGREEMENT
                              -PRODUCING SERVICES-


                                             Dated:   as of May 21, 1997



PRODUCER:           Family Development Corp.
                    12700 Ventura Blvd., 1st Floor
                    Studio City, CA 91604
                    Attn: Jeff  Zella

ARTIST:             Team Entertainment
                    12300 Wilshire Blvd., Suite 400
                    Los Angeles, CA 90025

Copy To:            Eric Elias, Esq.
                    Team Entertainment



      CONDITION PRECEDENT: Producer's engagement of Artist hereunder is subject to Artist's compliance with the terms and provisions of the Federal Immigration and Naturalization Act. In that regard, concurrently with the execution of this Agreement Artist shall provide Producer with such proof of Artist's United States citizenship or authorization to work in the United States as may be required by the Immigration and Naturalization Service ("INS") and shall also complete and return to Producer all forms required by the INS.

1. PRODUCTION: Whereas Producer is developing a proposed television motion picture based on a treatment written by Michael Sloan ("Sloan") ("Underlying Property") and tentatively entitled "Earthquake in New York" (the "Picture"), in the event Producer elects to produce the Picture it shall do so in association with Artist. Parties hereby acknowledge that it is our mutual intention to produce the Picture such that it qualifies for the maximum Canadian tax credits or other financial benefit, although Artist is responsible for producing the picture regardless of its qualification for Canadian content or tax credits.

2.    PRODUCTION FINANCING:

      (a) Production Costs: Once the Picture is ordered for production, Producer and Artist will develop the budget for the Picture; it being understood that the budget for the Picture must be pre-approved in writing by Gus Lucas, President, Family Channel or Neil Strum, Senior Vice President of Business & Legal Affairs prior to commencement of pre-production ("Final Budget"). When the Final Budget is completed and approved, it will be attached hereto as Exhibit "A" and incorporated herein by this reference. The final shooting script will serve as the basis for the Final Budget.

      (b) Financing: In the event that the Final Budget is approved, Producer shall finance eighty five percent (85%) of the Final Budget and Artist shall finance fifteen percent (15%) of the Final Budget. Producer and Artist hereby agree to simultaneously fund their proportionate share as funding is due at each stage of production of the Picture.


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        (c) Artist's Bonding Obligation: Artist shall guarantee and Bond the
Picture with a bonding company approved by Producer and Producer or Producer's designee shall be named as a beneficiary on the Bond. The costs from said Bond shall be included in the Final Budget.

3. EMPLOYMENT: Producer hereby engages Artist to render producing services in connection with the Picture upon the terms and conditions herein set forth. This Agreement is expressly conditioned upon and subject to Producer coming to an agreement on optioning the Underlying Property and reaching an agreement for the services of Michael Sloan as an executive producer on the Picture, such agreement(s) shall be made available to Artist.

4. DEVELOPMENT SERVICES: Artist shall render customary supervisory services in connection with the development of the Picture as reasonably required by Producer. After final budget approval, any revisions of the budget will be by mutual approval. Notwithstanding the foregoing, excluding revisions of the final budget, Producer's decision in each instance shall be final and binding upon Artist.

5. SERVICES DURING PRODUCTION: If Producer elects to produce the Picture and Artist is available to render services as, when and where reasonably required by Producer, Producer shall engage Artist as an executive producer of the Picture on a pay-or-play basis. Said services shall be on an exclusive basis commencing no less than four (4) weeks prior to commencement of principal photography of the Picture, and continuing until completion of principal photography of the Picture, and on a non-exclusive, in-person, first priority basis at all other times until delivery of the answer print of the Picture to the exhibitor of the Picture. Artist's services for Producer shall be those customarily rendered in the aforesaid capacity in the television industry.

6. COMPENSATION: If the Picture is set for production (e.g., a director is hired, a budget approved, a license fee agreed to, principal cast hired etc.), and Artist is available to render services as, when and where reasonably required by Producer, then, provided Artist is not in material default hereof, Producer shall pay to Artist the following applicable amounts:

        (a) Guaranteed Compensation: The sum of $175,000 which sum shall be reducible on a dollar-for-dollar basis by all fees payable to any and all third party line producer(s) and UPM(s) to a cap in reduction of $75,000. Said compensation shall be payable 1/6 upon commencement of preproduction, 1/3 upon commencement of principal photography, 1/3 upon completion of principal photography and 1/6 upon delivery of the answer print of the Picture to the exhibitor.

        (b) Contingent Compensation: Artist shall be entitled to an amount equal to 35% of 100% of the net proceeds derived from Producer's exploitation of the Picture throughout the world, excluding Canada, reducible by all third party participants to a hard floor of 27.5% of 100% of net proceeds. For the purposes hereof, net proceeds shall be defined, computed, accounted for and paid in accordance with Producer's standard definition with distribution advances, costs, fees, interest and overhead recouped prior to sharing revenue. Said definition is attached hereto as Exhibit "NP" and incorporated herein by this reference and shall be subject to good faith negotiations within the customary parameters of such distributor for net proceed participants of Artist's stature and deals of this nature; provided, however, that there shall be no negotiation with respect to overhead, distribution fees, production fees or interest.

7.      CREDIT:

        (a) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Artist shall receive credit as executive producer on screen in the main titles of the Picture on a shared card with Michael Sloan. In addition, if Artist receives the aforesaid credit, Artist will also be entitled to the credit in the end titles of the Picture substantially as follows: "Team Entertainment in association with..." All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.

        (b) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Drew Levin shall receive credit as executive producer in first position. All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.

        (c) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Paul Yamamoto shall receive credit as co-executive producer, and Meredith Metz shall receive credit as co-producer. All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.

8. THEATRICAL RELEASE BONUS: In the event Artist renders all services required hereunder and is not in material default hereof, Artist shall be entitled to the following, subject to the conditions set forth:

        (a) If the Picture has a Theatrical Exhibition in the domestic territory prior to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 100% of the compensation actually paid Artist pursuant to paragraph 4(a), above, payable within thirty (30) days after the Initial Release Date of the Picture, if any; or

        (b) If the Picture has a Theatrical Exhibition in the domestic territory subsequent to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 50% of the compensation actually paid to Artist pursuant to paragraph 4(a), above, payable within thirty (30) days after the Initial Release Date, if any; and if the Picture has a Theatrical Exhibition in the foreign territory prior or subsequent to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 10% of the compensation actually paid to Artist pursuant to paragraph 4(a), above, per foreign territory, up to a maximum of 50%, payable within thirty (30) days after the Initial Release Date of the Picture, if any.

        (c) In no event shall Artist be entitled to receive more than the total additional amount of a sum equal to 100% of the compensation actually paid to Artist pursuant to paragraph 4(a), above, with respect to any Theatrical Exhibition of the Picture.

9. SUBSEQUENT PRODUCTIONS: If the Picture, as released, was produced substantially under the direct supervision of Artist in the capacity set forth above, and if Artist receives credit in accordance with the provisions of paragraph 5, above, and Artist has kept and performed all material covenants and conditions to be kept and performed by Artist hereunder, then, in the event that, within seven (7) years following the initial telecast of the Picture, Producer desires to develop a Pilot, Remake or Sequel, then subject to the approval of the network or financing company, Artists being actively employed in the television (or theatrical, as the case may be) industry as a producer and Artist's availability as, when and where requested by Producer, Producer agrees to initially negotiate with Artist to render producing services such as those described in this Agreement in connection with such Pilot, Remake or Sequel on financial terms no less favorable to Artist than those set forth in this Agreement. If (i) Producer and Artist do not reach a mutually acceptable agreement for the rendition of such services by Artist within fifteen (15) days; or (ii) Artist is not available to render such services as and when requested by Producer; or (iii) the network or financing company does not approve Artist as to render such services in connection with such Pilot, Remake or Sequel, or (iv) Artist is not then actively working as a producer in the television (or theatrical, as the case may be) industry, Producer shall have no obligation whatsoever to Artist in connection therewith except as otherwise specifically set forth herein.



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

10. UNDERLYING PROPERTY: If Artist owns or controls any rights in or to the Underlying Property, then, in consideration of Producer's entering into this Agreement, Artist hereby assigns to Producer all of Artist's right, title and interest in and to the Underlying Rights, and any part thereof, in perpetuity throughout the universe in all media, and represents and warrants that Artist has not assigned or licensed to any other party or in any manner encumbered or hypothecated any right, title or interest in or to the Underlying Property nor has Artist made any agreement with any third party to do so. In connection therewith, Artist agrees to execute and deliver to Producer an assignment attached hereto which Producer may file with the United States copyright office.



11.     DISTRIBUTION:

        (a) Producer shall have exclusive distribution rights in the Picture in all media throughout the world excluding Canada ("Producer Territories").

        (b) Artist shall have exclusive distribution rights in the Picture in all media in Canada.

12.     APPROVALS:

        (a) Producer shall have approval over all material elements, including but not limited to, principal cast members and director.

        (b) Producer shall have prior approval over any third party production entity Artist intends to use in connection with the Picture.

        (c) Producer shall have prior approval over Artist's selection of the Bond company in connection with the production for the Picture.

        (d) Producer and Artist shall have mutual approval over the selection of any third party line producer(s) and UPM(s).

        (e) Producer and Artist shall have mutual approval over the selection of the production company.

13.     MUSIC:

        (a) The parties agree that all music publishing rights in the Producer Territories shall be owned and administered by MTM Music, Inc., Producer's music publishing affiliate, and that all music revenues from the Producer Territories shall be paid to Producer.

        (b) The parties agree that all music publishing rights in Canada will be administered by MTM Music, Inc. for the benefit of Artist, or its assigns, affiliates, or subsidiaries.

        (c) The parties agree that Producer shall have approval over all composers and music for the Picture.

14. OWNERSHIP: All right, title and interest in and to the Picture, all work and work product developed or produced under this agreement and all right, title and interest in copyrights, trademarks and other intellectual property derived from such work and work product are deemed to belong to Producer. Producer shall solely and exclusively own throughout the world in



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

perpetuity all rights of every kind and nature, including Remake and Sequel Motion Picture Rights and the copyright, in and to any Motion Picture or other production produced or developed hereunder and all the components thereof, and all of the results and proceeds of Producer's services in whatever stage of completion any Motion Picture or such results and proceeds must exist from time to time, together with the rights generally known as the "moral rights of authors" and the exclusive right to distribute and otherwise market and exploit any Motion Picture or other production and all components thereof in any manner, whether now or hereafter known or created. Artist acknowledges that all results and proceeds of Artist's services on the Picture are being specially ordered by Producer, shall be considered a "work-made-for-hire" for Producer, and therefore, Producer shall be the author and copyright owner thereof. Any Motion Picture or other productions produced hereunder shall be registered for copyright in the name of Producer or its designee.

15. ADDITIONAL PROVISIONS: The following additional documents attached hereto (if so indicated) are incorporated herein and made a part hereof, except that, to the extent any provision(s) thereof conflict with any provision(s) hereof, the provision(s) hereof shall prevail:

        (a) Standard Terms and Conditions (the terms and conditions of which shall be subject to such changes as are customary and agreed to in writing between the parties after good faith negotiations within customary television industry parameters for producers of Artist's stature; provided, however, that there shall be no negotiation of terms relating to compensation, credit or grant of rights).

        (b) Certificate of Results and Proceeds

        (c) Glossary

        (d) I-9 Forms

        (e) Exhibit "NP"

        (f) Assignment

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            PRODUCER

                                            FAMILY DEVELOPMENT CORP.

                                            By: /s/ NEIL STRUM
                                               ---------------------------------

                                            Its: Sr. V.P.
                                                 -------------------------------
ARTIST:

TEAM ENTERTAINMENT

By: /s/ DREW S. LEVIN
   ------------------------------------

Its:
    -----------------------------------


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

                         TELEVISION EMPLOYMENT AGREEMENT
                              -PRODUCING SERVICES-



                                             Dated: as of May 21, 1997
                                             Revised as of June 30, 1997



 PRODUCER:           Family Development Corp.
                     12700 Ventura Blvd., 1st Floor
                     Studio City, CA 91604
                     Attn: Robert M. Melnik


 ARTIST:             Team Entertainment
                     12300 Wilshire Blvd., Suite 400
                     Los Angeles, CA 90025

         Copy To:    Eric Elias, Esq.
                     Team Entertainment



        CONDITION PRECEDENT: Producer's engagement of Artist hereunder is subject to Artist's compliance with the terms and provisions of the Federal Immigration and Naturalization Act. In that regard, concurrently with the execution of this Agreement Artist shall provide Producer with such proof of Artists United States citizenship or authorization to work in the United States as may be required by the Immigration and Naturalization Service ("INS") and shall also complete and return to Producer all forms required by the INS.

1. PRODUCTION: Whereas Producer is developing a proposed television motion picture based on a treatment written by Gregg Davis ("Davis") ("Underlying Property") and tentatively entitled "Downfall" (the "Picture"), in the event Producer elects to produce the Picture it shall do so in association with Artist Parties hereby acknowledge that it is our mutual intention to produce the Picture such that it qualifies for the maximum Canadian tax credits or other financial benefit, although Artist is responsible for producing the picture regardless of its qualification for Canadian content or tax credits.

2.      PRODUCTION FINANCING:

        (a) Production Costs: Once the Picture is ordered for production, Producer and Artist will develop the budget for the Picture; it being understood that the budget for the Picture must be pre-approved in writing by Gus Lucas, President, Family Channel or Neil Strum, Senior Vice President of Business & Legal Affairs prior to commencement of pre-production ("Final Budget"). When the Final Budget is completed and approved, it will be attached hereto as Exhibit "A" and incorporated herein by this reference. The final shooting script will serve as the basis for the Final Budget.

        (b) Financing: In the event that the Final Budget is approved, Producer shall finance eighty five percent (85%) of the Final Budget and Artist shall finance fifteen percent (15%) of the Final Budget. Producer and Artist hereby agree to simultaneously fund their proportionate share as funding is due at each stage of production of the Picture.

        (c) Artist's Bonding Obligation: Artist shall guarantee and Bond the Picture with a bonding company approved by Producer and Producer or Producer's designee shall be named as a beneficiary on the Bond. The costs from said Bond shall be included in the Final Budget.

3. EMPLOYMENT: Producer hereby engages Artist to render producing services in connection with the Picture upon the terms and conditions herein set forth. This Agreement is expressly conditioned upon and subject to Producer coming to an agreement on optioning the Underlying Property and reaching an agreement for the services of Gregg Davis as an executive producer on the Picture, such agreement(s) shall be made available to Artist.

4. DEVELOPMENT SERVICES: Artist shall render customary supervisory services in connection with the development of the Picture as reasonably required by Producer. After final budget approval, any revisions of the budget will be by mutual approval. Notwithstanding the foregoing, excluding revisions of the final budget, Producer's decision in each instance shall be final and binding upon Artist.

5. SERVICES DURING PRODUCTION: If Producer elects to produce the Picture and Artist is available to render services as, when and where reasonably required by Producer, Producer shall engage Artist as an executive producer of the Picture on a pay-or-play basis. Said services shall be on an exclusive basis commencing no less than four (4) weeks prior to commencement of principal photography of the Picture, and continuing until completion of principal photography of the Picture, and on a non-exclusive, in-person, first priority basis at all other times until delivery of the answer print of the Picture to the exhibitor of the Picture. Artist's services for Producer shall be those customarily rendered in the aforesaid capacity in the television industry.

6. COMPENSATION: If the Picture is set for production (e.g., a director is hired, a budget approved, a license fee agreed to, principal cast hired etc.), and Artist is available to render services as, when and where reasonably required by Producer, then, provided Artist is not in material default hereof, Producer shall pay to Artist the following applicable amounts:

        (a) Guaranteed Compensation: The sum of $25,000 payable 1/6 upon commencement of preproduction, 1/3 upon commencement of principal photography, 1/3 upon completion of principal photography and 1/6 upon delivery of the answer print of the Picture to the exhibitor. The aforementioned sum shall be increased by any savings to Producer as it relates to the Line Producer/UPM fees. (Producer has agreed to pay a Line Producer/UPM fees of up to $75,000.)

        (b) Contingent Compensation: Artist shall be entitled to an amount equal to 35% of 100% of the net proceeds derived from Producer's exploitation of the Picture throughout the world, excluding Canada, reducible by all third party participants to a hard floor of 27.5% of 100% of net proceeds. For the purposes hereof, net proceeds shall be defined, computed, accounted for and paid in accordance with Producer's standard definition with distribution advances, costs, fees, interest and overhead recouped prior to sharing revenue. Said definition is attached hereto as Exhibit "NP" and incorporated herein by this reference and shall be subject to good faith negotiations within the customary parameters of such distributor for net proceed participants of Artist's stature and deals of this nature; provided, however, that there shall be no negotiation with respect to overhead, distribution fees, production fees or interest.

7.      CREDIT:

        (a) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Artist shall receive credit as producer on screen in the main titles of the Picture on a separate card. In addition, if Artist receives the aforesaid credit, Artist will also be entitled to the credit in the end titles of the Picture substantially as follows: "Team Entertainment in association with..." All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.

        (b) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Drew Levin shall receive credit as executive producer in first position. All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.

        (c) In the event Artist renders all services required hereunder and is not in material default of this Agreement, Paul Yamamoto shall receive credit as co-executive producer, and Meredith Metz shall receive credit as co-producer. All other matters with respect to the aforesaid credits shall be in Producer's sole discretion.


8. THEATRICAL RELEASE BONUS: In the event Artist renders all services required hereunder and is not in material default hereof, Artist shall be entitled to the following, subject to the conditions set forth:

        (a) If the Picture has a Theatrical Exhibition in the domestic territory prior to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 100% of the compensation actually paid Artist pursuant to paragraph 6(a), above, payable within thirty (30) days after the Initial Release Date of the Picture, if any; or

        (b) If the Picture has a Theatrical Exhibition in the domestic territory subsequent to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 50% of the compensation actually paid to Artist pursuant to paragraph 6(a), above, payable within thirty (30) days after the Initial Release Date, if any; and if the Picture has a Theatrical Exhibition in the foreign territory prior or subsequent to the Network Prime-Time Telecast thereof, Artist shall be entitled to an additional sum equal to 10% of the compensation actually paid to Artist pursuant to paragraph 6(a), above, per foreign territory, up to a maximum of 50%, payable within thirty (30) days after the Initial Release Date of the Picture, if any.

        (c) In no event shall Artist be entitled to receive more than the total additional amount of a sum equal to 100% of the compensation actually paid to Artist pursuant to paragraph 6(a), above, with respect to any Theatrical Exhibition of the Picture.

9. SUBSEQUENT PRODUCTIONS: If the Picture, as released, was produced substantially under the direct supervision of Artist in the capacity set forth above, and if Artist receives credit in accordance with the provisions of paragraph 7, above, and Artist has kept and performed all material covenants and conditions to be kept and performed by Artist hereunder, then, in the event that, within seven (7) years following the initial telecast of the Picture, Producer desires to develop a Pilot, Remake or Sequel, then subject to the approval of the network or financing company, Artist's being actively employed in the television (or theatrical, as the case may be) industry as a producer and Artist's availability as, when and where requested by Producer, Producer agrees to initially negotiate with Artist to render producing services such as those described in this Agreement in connection with such Pilot, Remake or Sequel on financial terms no less favorable to Artist than those set forth in this Agreement. If (i) Producer and Artist do not reach a mutually acceptable agreement for the rendition of such services by Artist within fifteen (15) days; or (ii) Artist is not available to render such services as and when requested by Producer; or (iii) the network or financing company does not approve Artist as to render such services in connection with such Pilot, Remake or Sequel, or (iv) Artist is not then actively working as a producer in the television (or theatrical, as the case may be) industry, Producer shall have no obligation whatsoever to Artist in connection therewith except as otherwise specifically set forth herein.

10. UNDERLYING PROPERTY: If Artist owns or controls any rights in or to the Underlying Property, then, in consideration of Producer's entering into this Agreement, Artist hereby assigns to Producer all of Artist's right, title and interest in and to the Underlying Rights, and any part thereof, in perpetuity throughout the universe in all media, and represents and warrants that Artist has not assigned or licensed to any other party or in any manner encumbered or hypothecated any right, title or interest in or to the Underlying Property nor has Artist made any agreement with any third party to do so. In connection therewith, Artist agrees to execute and deliver to Producer an assignment attached hereto which Producer may file with the United States copyright office.

11.     DISTRIBUTION:

        (a) Producer shall have exclusive distribution rights in the Picture in all media throughout the world excluding Canada ("Producer Territories").

        (b) Artist shall have exclusive distribution rights in the Picture in all media in Canada.

12.     APPROVALS:

        (a) Producer shall have approval over all material elements, including but not limited to, principal cast members and director.

        (b) Producer shall have prior approval over any third party production entity Artist intends to use in connection with the Picture.

        (c) Producer shall have prior approval over Artist's selection of the Bond company in connection with the production for the Picture.

        (d) Producer and artist shall have mutual approval over the selection of any third party line producer(s) and UPM(s).

        (e) Producer and Artist shall have mutual approval over the selection of the production company.

13.     MUSIC:

        (a) The parties agree that all music publishing rights in the Producer Territories shall be owned and administered by MTM Music, Inc., Producer's music publishing affiliate, and that all music revenues from the Producer Territories shall be paid to Producer.

        (b) The parties agree that all music publishing rights in Canada will be administered by MTM Music, Inc. for the benefit of Artist, or its assigns, affiliates, or subsidiaries.

        (c) The parties agree that Producer shall have approval over all composers and music for the Picture.

14. OWNERSHIP: All right, title and interest in and to the Picture, all work and work product developed or produced under this agreement and all right, title and interest in copyrights, trademarks and other intellectual property derived from such work and work product are deemed to belong to Producer. Producer shall solely and exclusively own throughout the world in perpetuity all rights of every kind and nature, including Remake and Sequel Motion Picture Rights and the copyright, in and to any Motion Picture or other production produced or developed hereunder and all the components thereof, and all of the results and proceeds of Producer's services in whatever stage of completion any Motion Picture or such results and proceeds must exist from time to time, together with the rights generally known as the "moral rights of authors" and the exclusive right to distribute and otherwise market and exploit any Motion Picture or other production and all components thereof in any manner, whether now or hereafter known or created. Artist acknowledges that all results and proceeds of Artist's services on the Picture are being specially ordered by Producer, shall be considered a "work-made-for-hire" for Producer, and therefore, Producer shall be the author and copyright owner thereof. Any Motion Picture or other productions produced hereunder shall be registered for copyright in the name of Producer or its designee.

15. ADDITIONAL PROVISIONS: The following additional documents attached hereto (if so indicated) are incorporated herein and made a part hereof, except that, to the extent any provision(s) thereof conflict with any provision(s) hereof, the provision(s) hereof shall prevail:

        (a) Standard Terms and Conditions (the terms and conditions of which shall be subject to such changes as are customary and agreed to in writing between the parties after good faith negotiations within customary television industry parameters for producers of Artist's stature; provided, however, that there shall be no negotiation of terms relating to compensation, credit or grant of rights).

        (b) Certificate of Results and Proceeds

        (c) Glossary

        (d) Exhibit "NP"

        (e) Assignment

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                       PRODUCER

                                       FAMILY DEVELOPMENT CORP.

                                       By: /s/ NEIL STRUM
                                          ----------------------------------
                                       Its: Senior Vice President
                                           ---------------------------------

ARTIST:

TEAM

By: /s/ DREW LEVIN
   ---------------------------------
Its:
    --------------------------------